EXHIBIT 10.31

INCENTIVE STOCK OPTION AGREEMENT
UNDER CARRIAGE SERVICES, INC.
2017 OMNIBUS INCENTIVE PLAN

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) evidences the grant by CARRIAGE SERVICES, INC., a Delaware corporation (the “Company”), of an option (the “Option”) to purchase the number of shares of common stock, $.01 par value (“Common Stock”), of the Company specified below, to the Participant whose name appears below and who has evidenced his or her acceptance hereof by signing at the bottom of this Agreement. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, although the Company makes no representation or guarantee that the Option will qualify as an incentive stock option. The term of the Option shall be for the number of years indicated below, commencing on the date of grant set forth below opposite the Company’s signature (the “Grant Date”), and for the number of shares and at the exercise price shown below, subject to adjustment as provided in Section 4.4 of the Carriage Services, Inc. 2017 Omnibus Incentive Plan (the “Plan”). Notwithstanding any provision to the contrary, if the Participant’s employment with the Company terminates while any portion of the Option remains outstanding, the exercising of an Option(s) shall be governed pursuant to the termination provisions set forth in Section 6.3 of the Plan. The Option shall be subject to the vesting schedule set forth below.

Name of Participant:
Option Period:
Number of Shares:
Exercise Price Per Share:	$
Vesting Schedule:	Subject to Section 6.3 of the Plan, the Option shall become vested with respect to XXX of the total number of shares subject to the Option on each of the first XXX anniversaries of the Grant Date.

The terms and conditions of this Agreement are subject to the terms and provisions of the Plan, as amended, of which the Participant acknowledges receiving a copy.

GRANTED EFFECTIVE this                        CARRIAGE SERVICES, INC.
____ day of __________ 20____.

By:                                                            Name:                                                            Title:

ACCEPTANCE BY PARTICIPANT

THE UNDERSIGNED PARTICIPANT, by his or her execution below, hereby (i) accepts the grant of the Option on the terms set forth above, (ii) agrees to be bound by all of the terms and conditions of the Plan, including termination provisions in Section 6.3, a copy of which the Participant acknowledges having read and reviewed (together with any counsel or advisors of the Participant’s choice), and (iii) understands all of the legal, tax and other consequences hereof and thereof.

DATED:_____________________, ________.
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